This Supplement is filed pursuant to Rule 497(d) with regard to Municipal Investment Trust Fund. Intermediate Term Series 401

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                       SUPPLEMENT DATED DECEMBER 18, 1998
                    TO PROSPECTUS DATED  SEPTEMBER 17, 1998
                       OF MUNICIPAL INVESTMENT TRUST FUND
                         INTERMEDIATE TERM SERIES  401

The figures in the Example on page 4 should be revised as follows:

If you sell your units at the end of the period:

             1 YEAR       3 YEARS       5 YEARS       10 YEARS
              $311          $344          $381          $490

If you do not sell your units:

             1 YEAR       3 YEARS       5 YEARS       10 YEARS
              $223          $344          $381          $490

                                                                    70124--12/98